UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2019

DESTINATION MATERNITY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-21196	13-3045573
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

232 Strawbridge Drive

Moorestown, NJ 08057

(Address of principal executive offices, including zip code)

(856) 291-9700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DESTQ	OTCMKTS

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

On November 6, 2019, BDO USA, LLP (“BDO”), the independent registered public accounting firm of Destination Maternity Corporation (the “Company”), sent the Chairman of the Audit Committee of the Company’s Board of Directors (the “Audit Committee”) a letter notifying the Company that BDO was resigning as the Company’s auditor. The Audit Committee did not recommend or approve BDO’s resignation.

During the period from April 16, 2019, the date of BDO’s appointment as the Company’s independent registered public accounting firm, through November 6, 2019 (the “Engagement Period”):

•	BDO did not complete its audit of the Company’s financial statements as of and for the fiscal year ending February 1, 2020; accordingly, BDO did not render an opinion on such statements;

•

there were no disagreements, as defined in Item 304(a)(1)(iv) of Regulation S-K, with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of BDO, would have caused it to make reference thereto in its report on the Company’s financial statements; and

•	there were no reportable events as contemplated in Item 304(a)(1)(v).

The Company has not selected an independent registered public accounting firm to replace BDO.

The Company has provided a copy of this Current Report on Form 8-K to BDO and requested that BDO furnish to the Company a letter addressed to the SEC stating whether it agrees with the Company’s statements in this Current Report on Form 8-K and, if not, stating the respects in which it disagrees, to permit the Company to file the response letter with the SEC within the required timeframe. The letter furnished by BDO on November 12, 2019 is filed herewith as Exhibit 16.

Item 9.01	Financial Statements and Exhibits.

The following exhibit is filed herewith:

Exhibit Number	Description

16	Letter dated November 12, 2019 from BDO USA, LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DESTINATION MATERNITY CORPORATION

Date: November 13, 2019	By:	/s/ Dave J. Helkey
	Name:	Dave J. Helkey
	Title:	Chief Operating Officer & Chief Financial Officer

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